SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Date of report: October 24, 1996

                             USAir Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                                USAir, Inc.
                      (Commission file number: 1-8442)
        (Exact names of registrants as specified in their charters)

                                  Delaware
                          (State of Incorporation
                            of both registrants)

                       USAir Group, Inc. 54-1194634
                          USAir, Inc. 53-0218143
                   (I.R.S. Employer Identification Nos.)

                             USAir Group, Inc.
                     2345 Crystal Drive, Arlington, VA  22227
                     (Address of principal, executive offices)
                                  (703) 418-5306
                          (Registrant's telephone number)

                                    USAir, Inc.
                     2345 Crystal Drive, Arlington, VA  22227
                     (Address of principal, executive offices)
                                  (703) 418-5306
                          (Registrant's telephone number)



Item 5.  Other Events

        USAir announced on October 24, 1996 that it is terminating its Code Share Agreement with British Airways, effective as of March 29, 1997. In connection with the termination of the Code Share Agreement, USAir terminated certain other relationships with BA, including the airlines' Frequent Traveler Program Participation Agreement.

Item 6.  Financial Statements and Exhibits

(c)  Exhibits

      Designation               Description

          99.1        News release, dated October 24, 1996,
                      of USAir Group, Inc. and USAir, Inc.


                                    SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                    USAIR GROUP, INC.

Date: October 24, 1996              By: s/a Lawrence M. Nagin
                                        -----------------------------
                                            Lawrence M. Nagin
                                            Executive Vice President,
                                            Corporate Affairs & General
                                              Counsel

                                    USAIR, INC.

Date: October 24, 1996              By: s/a Lawrence M. Nagin
                                        ------------------------------
                                            Lawrence M. Nagin
                                            Executive Vice President,
                                            Corporate Affairs & General
                                              Counsel


                                   EXHIBIT INDEX


    Designation                    Description                      Page

       99.1           News release, dated October                   N/A
                      24, 1996, of USAir Group, Inc.
                      and USAir, Inc.